Exhibit 99.1

Periodic Report Certification

Of the Chief Executive Officer and Chief Financial Officer

I, Craig A. Hutchison, Chief Executive Officer of Perry Judd’s Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)   the Report of the Company on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission (the “Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Craig A. Hutchison
Craig A. Hutchison
Chief Executive Officer
May 9, 2003

I, Verne F. Schmidt, Chief Financial Officer of Perry Judd’s Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  the Report of the Company on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission (the “Report) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Verne F. Schmidt
Verne F. Schmidt
Chief Financial Officer
May 9, 2003